

F&M Bank Corp.

Welcome,
Shareholders!

Cautionary Note Regarding Forward-Looking Statements

Certain information in this presentation may include “forward-looking statements” as defined by federal securities laws, which are subject to significant risks and uncertainties. These include statements regarding future plans, strategies, results, or expectations that are not historical facts, and are generally identified by the use of words such as “anticipate,” “believe,” “beyond,” “continue,” “estimate,” “expect,” “intend,” “project,” “will,” or similar expressions. These statements are based on estimates and assumptions, and our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Our actual results could differ materially from those contemplated by these forward-looking statements. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, the following: changes in local and national economic or market conditions; changes in interest rates; changes in regulations and accounting principles; loan demand and asset quality, including values of real estate and other collateral; deposit flows; the impact of competition from traditional or new sources; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on borrowers and customers; and other factors. You should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. We undertake no obligation to update these statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


Banking
on the
Future
A 100-Year History of
Farmers & Merchants Bank
1908–2008
Nancy Bondurant Jones

WHAT is a community bank?

"Community banking is a special mix of people, products, and services. The recipe might go something like this:

Start with an ample supply of friendly, knowledgeable employees. Add generous portions of competitive products, convenience, and advice. Stir in plenty of community involvement and shareholder value. Serves a whole community."

Julian Fisher
Chairman, Board of Directors
Farmers & Merchants Bank
2007


Locally Grown Since
1908
2017
Opens a new branch in Staunton (Myers Corner) and Harrisonburg (Coffman's Corner).
2012
F&M Bank opens a loan office in Fishersville in Harrisonburg and an automotive dealer finance division in Harrisonburg.
2021
F&M reaches $1B in assets and expands into Winchester and Frederick County, and opens a new branch in Waynesboro.
2008
F&M Bank purchases a 70% majority interest in F&M Mortgage in Harrisonburg.
2001
F&M Bank purchases the Woodstock and Edinburg branches from First Union
2019
Opens a new branch in Stuarts Draft.
1983
State Corporation Commission approvals the F&M Bank holding company, F&M Bank Corp. for the Bank and TEB Life Insurance Company.
1910
The Bank's first public relations campaign was authorized by having 500 Christmas postcards printed "for advertising."
Farmers & Merchants Bank is founded and incorporated by local business owners and farmers in Timberville, VA.
1908
2006
F&M Bank opens a branch in Harrisonburg (Crossroads Farm).
1956
Chairman Lawrence Hoover, Sr. announces Growth to $5 million at the annual shareholders meeting.
F&M Bank Corp. is a publicly traded financial institution headquartered in the Shenandoah Valley with a network spanning the 1-81 corridor from Winchester to Waynesboro, and beyond. F&M's banking, mortgage, title, and wealth management services are truly local, with loans helping to build Valley businesses and deposits remaining here, supporting our communities.
1995
F&M Bank opens a branch in Bridgewater.
2015
Opens a new branch in Staunton (N. Augusta St.).
2023
F&M Bank renovates Woodstock location, improving the space, technology, and client experience.
Since 1908, F&M Bank has been grateful to play a part in the growth of the Shenandoah Valley economy and today remains more committed than ever to the success of our neighbors, the agricultural industry, small business ventures, and the nonprofit sector.
1979
F&M Bank opens a branch in Broadway.
1973
F&M Bank opens a branch in Elkton.


Virginia Counties and Independent cities 2016
(c) 2016 get-direction.com
0 25 50 100 Miles
0 45 90 180 Kilometers
1. Norton city
2. Bristol city
3. Galax city
4. Martinsville city
5. Covington city
6. Lexington city
7. Danville city
8. Roanoke County
9. Salem city
10. Roanoke city
11. Buena Vista city
12. Lynchburg city
13. Waynesboro city
14. Staunton city
15. Harrisonburg city
17. Winchester city
18. Greene County
19. Rappahannock County
20. Goochland County
21. Fredericksburg city
24. Falls Church city
25. Alexandria city
26. King George County
27. Richmond city
28. Henrico County
29. Petersburg city
30. Hopewell city
31. King William County
32. Greensville County
33. Westmoreland County
34. King and Queen County
35. Charles City County
36. New Kent County
37. Richmond County
38. James City County
39. Williamsburg city
40. Newport News city
41. Poquoson city
42. Lancaster County
43. Northumberland County
44. Hampton city
45. Emporia city
46. Norfolk city
Highland County
Bath County
Nelson County
Amherst County
Buckingham County
Louisa County
Caroline County
Accomack County
Northampton County
Bedford County
Franklin County
Campbell County
Pittsylvania County
Halifax County
Mecklenburg County
Lunenburg County
Brunswick County
Dinwiddie County
Sussex County
Southampton County
Suffolk city
Scott County
Lee County
Smyth County
Wythe County
Carroll County
Patrick County
Bland County
Buchanan County
Tazewell County
Stafford County
Hanover County

Warrenton/Fauquier County Expansion

Population	75,865
Annual Growth Rate	1.1%
Unemployment Rate	2.9%
Median HH Income	$151,544
Median Home Sales Price	$593,667
Total County Acres	413,440
Restricted to Ag	165,376


FAUQUIER COUNTY
Clark County
Loudoun County
Warren County
Rappahannock County
Prince William County
Culpeper County
Stafford County
Paris
Upperville
Delaplane
Marshall
The Plains
Hume
Warrenton
Catlett
Bealeton
Sumerduck
66
50
17
29
28

Diversified Business Model



Indirect Auto
Retail
Mortgage
F&M Bank
Agriculture
VSTitle
Commercial
Wealth

F&M Bank Corp. Stock Performance | January 2, 2025 - May 13, 2026


$40
$30
$20
$15
$20
$21.95
$28.70
$34.50
01/02/25
07/02/25
01/02/26
05/13/26

F&M Bank Corp. Shareholder Value Creation Percentage
January 2, 2025 – May 13, 2026

• Year End 2025	43.5%
• Year to Date 2026	20.6%
• January 2, 2025 - May 14, 2026	73.0%

F&M Bank Corp. Shareholder Value Creation Dollars
January 2, 2025 – May 13, 2026

Increase - $51.6 million

Total Value - $123.6 million

2026 and Beyond – Continued Success

- Traditional Community Bank - The Recipe
- Retain, Acquire, and Develop the Right People (Fit, Will, Skill)
- **GROW** Culture
- Invest in Technology (Classic 66 Mustang with Modern Tech)
- Expand and Grow
- Safety and Soundness

F&M Bank Chairman of the Board

Mike Pugh



Chairman-Elect
Dean Withers



Vice Chairman-Elect
Hannah Hutman





F&M Bank Corp.

Thank you!